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                                                                   Exhibit 10.48

                             NOVELLUS SYSTEMS, INC.
                 ENGLISH SUMMARY OF EXHIBIT WRITTEN IN JAPANESE

                          Mizonokuchi (Kawasaki) Office


1.   Document type:  lease

2.   Name of tenant--
     Novellus Systems Japan

3.   Name of landlords --
     KSP Community, K.K., an agent for KSP K.K., Nihon Mutual Life Insurance Company, Meiji Mutual Life Insurance Company,
     Nihon Landic Co., Ltd.

4.   Location of property --
     C-10F R&D KSP-Bldg.
     3-2-1 Sakado, Takatsu-ku, Kawasaki-shi
     Kanagawa 213
     Japan

5.   Date lease was entered into -- March 22, 1996
     Contract period -- From May 1, 1996 to April 30, 2001

6.   Effective Period:  From May 1, 1996 to April 30, 2001

7.   Rental Fee:    JPY 5,493,715 per month
                    JPY 3,331,877 per month (Common Area)

8.   Security Deposit:  JPY 61,804,296

9.   Square Footage (Area):  20,533 square feet
                      = 1,907.54 square meters